Vanguard Balanced Index Fund Summary Prospectus

April 28, 2010

Signal® Shares for Participants

Vanguard Balanced Index Fund Signal Shares (VBASX)

The Fund’s statutory Prospectus and Statement of Additional Information dated April 28, 2010, and financial highlights information from the most recent shareholder report are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

With 60% of its assets, the Fund seeks to track the performance of a benchmark index that measures the investment return of the overall U.S. stock market. With 40% of its assets, the Fund seeks to track the performance of a broad, market-weighted bond index.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None[1]
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
1 The Fund reserves the right to deduct a purchase fee from the future purchase of shares.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.11%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.14%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$14	$45	$79	$179

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of two benchmark indexes. The Fund invests by sampling its target indexes, meaning that it holds a range of securities that, in the aggregate, approximate the full indexes in terms of key characteristics.

With approximately 60% of its assets, the Fund seeks to track the investment performance of the MSCI® US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The Fund typically holds 1,200–1,300 of the stocks in the Index and a representative sample of the remaining stocks.

With approximately 40% of its assets, the Fund seeks to track the investment performance of the Barclays Capital U.S. Aggregate Float Adjusted Index, which measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. At least 80% of the bond portion of the Fund is invested in bonds held in the Barclays Capital U.S. Aggregate Float Adjusted Index, and all of the Fund’s bond holdings are selected through the sampling process. The bond portion of the Fund maintains a dollar-weighted average maturity consistent with that of the Index, which ranges between 5 and 10 years.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Fund’s bond holdings may counteract some of the volatility experienced by the Fund’s stock holdings.

• With approximately 60% of its assets allocated to stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• With approximately 40% of its assets allocated to bonds, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Fund is also subject to index sampling risk, which is the chance that the securities selected for the Fund will not provide investment performance matching that of the Fund’s target indexes.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Signal Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s prior target bond index; a stock index; and a composite index. The Balanced Composite Index is made up of two unmanaged benchmarks, weighted 60% in the MSCI US Broad Market Index and 40% in the Barclays Capital U.S. Aggregate Bond Index through January 3, 2010. As of January 4, 2010, the Fund began to track the Barclays Capital U.S. Aggregate Float Adjusted Index because the Fund‘s board of trustees believes that the float-adjusted index will better track the bond market targeted by the Fund‘s investment objective. The float-adjusted index does not yet have returns for a full calendar year. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Signal Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.36% (quarter ended September 30, 2009), and the lowest return for a quarter was –12.50% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
		Since
		Inception
		(Sep. 1,
	1 Year	2006)
Vanguard Balanced Index Fund Signal Shares	20.17%	1.65%
Comparative Indexes
(reflect no deduction for fees or expenses)
MSCI US Broad Market Index	28.76%	–2.06%
Barclays Capital U.S. Aggregate Bond Index	5.93	6.07
Balanced Composite Index	19.71	1.56

Investment Advisor
The Vanguard Group, Inc.

Portfolio Managers

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has managed the bond portion of the Fund since 2005.

Michael Perre, Principal of Vanguard. He has managed the stock portion of the Fund since 2000.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard Balanced Index Fund Signal Shares—Fund Number 1348

CFA® is a trademark owned by CFA Institute. The Fund or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

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